PARTICIPATION AGREEMENT

Among

Security Benefit Life Insurance Company,

RidgeWorth Funds

and

RidgeWorth Capital Management, Inc.

THIS AGREEMENT, dated as of the 23rd day of December, 2011, by and among Security Benefit Life Insurance Company, (the “Company”), a stock life insurance company organized under the laws of the State of Kansas, on its own behalf and on behalf of each segregated asset account of the Company currently in existence or hereafter created, as set forth on Schedule A hereto, which may be updated from time to time for the convenience of the parties, (each account hereinafter referred to as the “Account”), RidgeWorth Funds (the “Fund”), a Massachusetts Business Trust, and RidgeWorth Capital Management, Inc. (the “Adviser”), a Georgia Corporation.

WHEREAS, the shares of beneficial interest/common stock of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (each a “Portfolio”); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Adviser, which serves as investment adviser to the Fund, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Company has issued or will issue certain variable annuity contracts supported wholly or partially by the Account (the “Contracts”), and said Contracts are listed in Schedule A hereto, which may be updated from time to time for the convenience of the parties; and

WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, to set aside and invest assets attributable to the aforesaid Contracts; and

WHEREAS, the Company intends to purchase shares in the various Portfolios of the Fund on behalf of the Account to fund the aforesaid Contracts;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Adviser agree as follows:

ARTICLE I.  Sale of Fund Shares

1.1.           Subject to Article IX hereof, the Fund agrees to make available to the Company for purchase on behalf of the Account, shares of the Portfolios, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement.  Notwithstanding the foregoing, (i) the Portfolios in existence now or that may be established in the future will be made available to the Company only as the Fund may so provide, and (ii) the Board of [insert Trustees or Directors] of the Fund (the “Board”) may suspend or terminate the offering of shares of any Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Portfolio.

1.2.           The Fund shall redeem, at the Company’s request, any full or fractional Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement.  Notwithstanding the foregoing, the Fund may delay redemption of Fund shares of any Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

1.3.           Purchase and Redemption Procedures

(a)           The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving and accepting purchase and redemption requests on behalf of the Account (but not with respect to any Fund shares that may be held in the general account of the Company) for shares of those Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account.  Receipt and acceptance of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which a Portfolio calculates its net asset value (a “Business Day”) pursuant to the rules of the Securities and Exchange Commission (“SEC”), by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund’s prospectus shall constitute receipt and acceptance by the Portfolio on that same Business Day, provided that the Fund receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day.

(b)           The Company shall pay for shares of each Portfolio on the same Business Day that it notifies the Fund of a purchase request for such shares.  Payment for Portfolio shares shall be made in federal funds transmitted to the Fund or other designated person by wire to be received by 3:00 p.m. Eastern Time on the Business Day the Fund is notified of the purchase request for Portfolio shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account, or unless the Fund otherwise determines and so advises the Company to delay the date of payment, to the extent the Fund may do so under the 1940 Act).  If federal funds are not received on time, such funds will be invested, and Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Fund’s request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request.  Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

(c)           Payment for Portfolio shares redeemed by the Account or the Company shall be made by the Fund in federal funds transmitted by wire to the Company or any other designated person by 3 p.m. Eastern Time on the same Business Day the Fund is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then-current prospectus.

(d)           Any purchase or redemption request for Portfolio shares held or to be held in the Company’s general account shall be effected at the net asset value per share next determined after the Fund’s receipt and acceptance of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund’s prospectus.

1.4.           The Fund shall use its best efforts to make the net asset value per share for each Portfolio available to the Company by 6:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund’s prospectus.  If the Trust provides the Company with materially incorrect share net asset value information, the Company on behalf of the Account, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value.  Any material error in the calculation of the net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery.  In the event that any such material error is the result of the gross negligence of the Fund, or its designated agent for calculating the net asset value, any administrative or other costs or losses incurred for correcting underlying Contract owner accounts shall be at the Adviser’s expense.

1.5.           The Fund shall use its best efforts to furnish notice (by wire or telephone followed by written confirmation) to the Company of any income dividends or capital gain distributions payable on any Portfolio shares by the record date, but in no event later than 6:00 p.m. Eastern Time on the ex-dividend date. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Portfolio shares in the form of additional shares of that Portfolio.  The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash.  The Fund shall notify the Company promptly of the number of Portfolio shares so issued as payment of such dividends and distributions.

1.6.           Issuance and transfer of Fund shares shall be by book entry only.  Share certificates will not be issued to the Company or the Account.  Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

1.7.         (a)           The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund’s shares may be sold to other insurance companies and the cash value of the Contracts may be invested in other investment companies.

(b)           The Company shall not, without prior notice to the Adviser (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

(c)           The Company shall not, without prior notice to the Adviser (unless otherwise required by applicable law), induce Contract owners to change or modify the Fund or change the Fund’s investment adviser.

(d)           The Company shall not, without prior notice to the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board.

1.8.           The parties may agree, in lieu of the procedures set forth above in this Article 1, to place and settle trades for Fund shares through a clearing corporation.  In the event that such a clearing corporation is used, the parties agree to abide by the rules of the clearing corporation.

ARTICLE II.  Representations and Warranties

2.1.           The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act.  The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws.  The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account as a segregated asset account under Kansas insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act.

2.2.           The Fund represents and warrants that Portfolio shares sold pursuant to this Agreement shall be registered under the 1933 Act, shall be duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act.  The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.  The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.3.           The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act, including, without limitation, Rule 38a-1 under the 1940 Act.

2.4.           The Adviser represents and warrants that it is registered as an investment adviser with the SEC and that it does and will comply in all material respects with the Investment Advisers Act of 1940, including, without limitation, Rule 206(4)-7 under the Investment Advisers Act.

2.5.           The Fund and the Adviser represent and warrant that all of their trustees/directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.6.           The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million.  The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

3.1.           The Fund shall provide the Company with as many printed copies of the current prospectus, current Statement of Additional Information (“SAI”), supplements, proxy statements, and annual or semi-annual reports of each Portfolio (for distribution to Contract owners with value allocated to such Portfolios) as the Company may reasonably request, with expenses to be borne in accordance with Schedule B hereof.  If requested by the Company in lieu thereof, the Fund shall provide such documents (including a print-ready PDF, or an electronic copy of the documents in a format suitable for printing and posting on the Company’s website, all as the Company may reasonably request) and such other assistance as is reasonably necessary in order for the Company to have prospectuses, SAIs, supplements and annual or semi-annual reports for the Contracts and the Fund printed together in a single document or posted on the Company’s web-site or printed individually by the Company if it so chooses.

3.2.           The Fund’s prospectus shall state that the current SAI for the Fund is available.

3.3.           The Fund shall provide the Company with information regarding the Fund’s expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract.  The Company agrees that it will use such information substantially in the form provided.  The Company shall provide prior written notice of any proposed modification of such information, which notice will describe the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund, which consent shall not be unreasonably withheld.

3.4.           So long as, and to the extent the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners, or to the extent otherwise required by law, the Company shall, at the Company’s option, follow one of the two methods described below to provide pass-through voting privileges to contract owners:

(a)           Provide a list of Contract owners with value allocated to a Portfolio as of the record date to the Fund or its agent in order to permit the Fund to send solicitation material and gather voting instructions from Contract owners on behalf of the Company.  The Company shall also provide such other information to the Fund as is reasonably necessary in order for the Fund to properly tabulate votes for Fund initiated proxies.  In the event that the Company chooses this option, the Fund shall be responsible for properly “echo voting” shares of a Portfolio for which no voting instructions have been received.

(b)           Solicit voting instructions from Contract holders itself and vote shares of the Portfolio in accordance with instructions received from Contract holders.  The Company shall vote the shares of the Portfolios for which no instructions have been received in the same proportion as shares of the Portfolio for which instructions have been received.

3.5.           The Company reserves the right to vote Fund shares held in its general account in its own right, to the extent permitted by applicable laws.

3.6.           If the Fund and the Company agree to distribute Fund summary prospectuses to Contract owners pursuant to Rule 498 of the 1933 Act, as set forth in Schedule C of this Agreement, then each party to the Agreement represents and warrants that it complies with the requirements of Rule 498 and applicable SEC guidance regarding the Rule in connection therewith, and that it maintains policies and procedures reasonably designed to ensure that it can meet its obligations in connection with Fund summary prospectuses. The parties agree to comply with the terms included in the attached Schedule C as of the effective date of this Agreement.

ARTICLE IV.  Sales Material and Information

4.1.           The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Portfolio thereof) or the Adviser is named.  No such material shall be used until approved by the Fund or its designee, and the Fund will use its best efforts for it or its designee to review such sales literature or promotional material within five (5) Business Days after receipt of such material.  Materials not approved or disapproved within five (5) Business Days shall be deemed approved.  The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Portfolio thereof) or the Adviser is named, and no such material shall be used if the Fund or its designee so objects.

4.2.           The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3.           The Fund and the Adviser, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or the Account, is named.  No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within five (5) Business Days after receipt of such material.  Materials not approved or disapproved within five (5) Business Days shall be deemed approved.  The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

4.4.           The Fund shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5.           Upon request, the Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Portfolios or their shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

4.6.           Upon request, the Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities.  The Company shall provide to the Fund and the Adviser any complaints received from the Contract owners pertaining to the Fund or a Portfolio.

4.7.           The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Fund’s registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account.  The Fund will work with the Company so as to facilitate the solicitation of proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner.  The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

ARTICLE V.  Fees and Expenses

5.1.           The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Fund may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Fund in writing.

5.2.           All expenses incident to performance by the Fund under this Agreement shall be paid in accordance with Schedule B hereof.

5.3.           The Company shall bear expenses in accordance with Schedule B hereof.

ARTICLE VI.  Qualification

The Fund represents and warrants that it is or will be qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code,”) and that it will maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

ARTICLE VII.  Indemnification

7.1.           Indemnification by the Company

7.1. (a)           The Company agrees to indemnify and hold harmless each of the Fund and the Adviser and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Adviser within the meaning of Section 15 of the 1933 Act or who is under common control with the Fund or the Adviser (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(i)           arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund or the Adviser for use in the registration statement, prospectus or SAI for the Contracts or in the

Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts, or

(ii)           arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company’s authorization or control, with respect to the sale or distribution of the Contracts, or

(iii)           arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv)           arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v)           arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 7.1(b) and 7.1(c) hereof.

7.1. (b)           The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of its obligations or duties under this Agreement.

7.1. (c)           The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action.  The Company also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action.  After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.1. (d)           The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

7.2.           Indemnification by the Adviser

7.2. (a)           The Adviser agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(i)           arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)           arise out of or as a result of statements or representations by or on behalf of the Fund or the Adviser (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Fund or the Adviser) or wrongful conduct of the Adviser or the Fund with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)           arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser or the Fund; or

(iv)           arise as a result of any failure by the Fund or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

(v)           arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Adviser or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Adviser or the Fund;

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof.

7.2. (b)           The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

7.2. (c)           The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Party, the Adviser will be entitled to participate, at its own expense, in the defense thereof.  The Adviser also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action.  After notice from the Adviser to such party of the Adviser’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.2. (d)           The Company agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

7.3.           Indemnification by the Fund

7.3. (a)           The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

(i)           arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)           arise out of or as a result of statements or representations by or on behalf of the Fund or the Adviser (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Fund or the Adviser) or wrongful conduct of the Adviser or the Fund with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)           arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser or the Fund; or

(iv)           arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

(v)           arise out of or result from any material breach of any representation and/or warranty made by or on behalf of the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by or on behalf of the Fund;

as limited by and in accordance with the provisions of Sections 7.3(b) and 7.3(c) hereof.  The parties acknowledge that the Fund’s indemnification obligations under this Section 7.3 are subject to applicable law.  The Company agrees that, in the event an obligation to indemnify exists pursuant to Section 7.3 as well as Section 7.2 hereof, it will seek satisfaction under the indemnification provisions of Section 7.2 before seeking indemnification under this Section 7.3.

7.3. (b)           The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

7.3. (c)           The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof.  The Fund also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action.  After notice from the Fund to such party of the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

7.3. (d)           The Company agrees promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE VIII.  Applicable Law

8.1.           This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Kansas, without regard to the conflict of laws provisions thereof.

8.2.           This Agreement shall be subject to the provisions of the 1933 and 1940 Acts as well as the Exchange Act of 1934, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX.  Termination

9.1.           This Agreement shall continue in full force and effect until the first to occur of:

(a)	termination by any party, for any reason with respect to some or all Portfolios, by six (6) months advance written notice delivered to the other parties; or

(b)
termination by the Company by written notice to the other parties based upon the Company’s determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

(c)
termination by the Company by written notice to the other parties in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)
termination by the Fund or Adviser by written notice to the Company in the event that formal administrative proceedings are instituted against the Company by the Financial Industry Regulatory Authority (the “FINRA”), the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Portfolios’ shares; provided, however, that the Fund or Adviser determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

(e)
termination by the Company by written notice to the other parties in the event that formal administrative proceedings are instituted against the Fund or Adviser by the SEC or any state securities department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Adviser to perform its obligations under this Agreement; or

(f)
termination by the Company by written notice to the other parties in the event that any Portfolio ceases to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, or if the Company reasonably believes that any such Portfolio may fail to so qualify or comply; or

(g)
termination by either the Fund or the Adviser by written notice to the other parties, if either one or both the Fund and the Adviser, respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h)
termination by the Company by written notice to the other parties, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund or the Adviser has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(i)
termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund and Adviser of the date of substitution.

9.2.           Notwithstanding any termination of this Agreement, the Fund and the Adviser shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”), unless the Company seeks an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Portfolios.  Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Company).

9.3.           Notwithstanding any termination of this Agreement, each party’s obligation under Article VII to indemnify the other parties shall survive.

ARTICLE X.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Company:	Security Benefit Life Insurance Company Attention General Counsel One Security Benefit Place Topeka, Kansas 66636 - 0001
If to the Fund:	RidgeWorth Funds 3333 Piedmont Road, NE, Suite 1500 Atlanta, Georgia 30305
If to Adviser:	RidgeWorth Capital Management, Inc. 3333 Piedmont Road, NE, Suite 1500 Atlanta, Georgia 30305

ARTICLE XI.  Miscellaneous

11.1.           All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Portfolios as though each such Portfolio had separately contracted with the Company and the Adviser for the enforcement of any claims against the Fund.  The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

11.2.           Subject to the requirements of legal process and regulatory authority, the Fund and the Adviser shall treat as confidential the names and addresses of the owners of the Contracts.  Each party shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such information without the express written consent of the affected party until such time as such information has come into the public domain.

11.3.           The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.4.           This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.5.           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

11.6.           Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Kansas Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable insurance operations of the Company are being conducted in a manner consistent with the Kansas insurance laws and regulations and any other applicable law or regulations.

11.7.           The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.8.           This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

(following page is the signature page)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

Security Benefit Life Insurance Company	By its authorized officer
	By:	DOUGLAS G. WOLFF
	Name:	Douglas G. Wolff
	Title:	President
	Date:	December 23, 2011

RidgeWorth Funds	By its authorized officer
	By:	JOSEPH M. O'DONNELL
	Name:	Joseph M. O’Donnell
	Title:	EVP & CCO
	Date:	December 23, 2011

RidgeWorth Capital Management, Inc.	By its authorized officer
	By:	JOSEPH M. O'DONNELL
	Name:	Joseph M. O’Donnell
	Title:	Managing Director
	Date:	December 23, 2011

Schedule A

Accounts – All accounts of the Company, including without limitation:

SBL Variable Annuity Account XIV

Additionally, the “Accounts” will include any new Account created subsequent to the date hereof.

Contracts –

Security Benefit Advisor Variable Annuity
NEA Valuebuilder Variable Annuity
AEA Valuebuilder Variable Annuity
Retirement Income Director Variable Annuity

Additionally, the “Contracts” will include any new Contract created subsequent to the date hereof.

Funds and Series

Please See: “Exhibit A” attached for Funds, series and share classes.

Additionally, the “Portfolios” will include any new series of the Fund created subsequent to the date hereof.

Share Class –

Please See: “Exhibit A” attached for Funds, series and share classes.

Additionally, a permitted share class of a Portfolio will include any share class created subsequent to the date hereof.

SCHEDULE B

EXPENSES

The Fund and the Company will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below.  The term “Current” is defined as an existing Contract owner with value allocated to one or more Portfolios.  The term “Prospective” is defined as a potential new Contract owner.

Item	Function	Party Responsible for Expense
Fund Prospectus	Printing	Current – Fund (Company may choose to do the printing at Fund’s expense) Prospective - Company
	Distribution (including postage)	Company
Fund Prospectus and SAI Supplements	Printing	Fund (Company may choose to do the printing at Fund’s expense)
	Distribution (including postage)	Company
Fund SAI	Printing	Fund
	Distribution (including postage)	Company
Proxy Material for Fund	Printing, Distribution to Current (including postage), tabulation, solicitation	Fund
Fund Annual & Semi-Annual Report	Printing and Distribution (including postage)	Fund (Company may choose to do the printing at Fund’s expense)
Contract Prospectus	Printing and Distribution (including postage)	Company
Contract Prospectus and SAI Supplements	Printing and Distribution (including postage)	Company
Contract SAI	Printing and Distribution (including postage)	Company
Other communication to Prospective and Current	Printing and Distribution (including postage)	If Required by Law or Fund – Fund If Required by Company - Company
Operations of the Fund	All operations and related expenses, including the cost of registration and qualification of shares, taxes	Fund

Item	Function	Party Responsible for Expense
on the issuance or transfer of shares, cost of management of the business affairs of a Fund, and expenses paid or assumed by a Fund pursuant to any Rule 12b-1 plan
Operations of the Accounts	Federal registration of units of separate account (24f-2 fees)	Company

SCHEDULE C

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

1.	For purposes of this Schedule C, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.
The Fund shall provide the Company with copies of the Summary Prospectuses and any supplements thereto in the same manner and at the same times as the Agreement requires that the Fund provide the Company with Statutory Prospectuses.

3.
The Fund and the Adviser each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund and its Portfolios.  The Fund further represents and warrants that it has appropriate policies and procedures in place to ensure that such web site continuously complies with Rule 498.

4.
The Fund and the Adviser each agrees that the URL indicated on each Summary Prospectus will lead Contract owners directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498.  The Fund shall immediately notify the Company of any unexpected interruptions in availability of this web page.

5.
The Fund and the Adviser represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract owner requests for additional Fund documents made directly to the Fund or the Adviser, or one of their affiliates.  The Fund and the Adviser further represent and warrant that any information obtained about Contract owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

6.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract owners directly to the Company or one of its affiliates.

7.	The Company represents and warrants that any bundling of Summary Prospectuses and Statutory Prospectuses will be done in compliance with Rule 498.

8.
At the Company’s request, the Adviser and the Fund will provide the Company with URLs to the current Fund documents for use with Company’s electronic delivery of Fund documents or on the Company’s website.  The Adviser and the Fund will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the site to which such URLs originally navigate to.

9.
If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund will provide the Company with at least 60 days’ advance notice of its intent so that the Company can arrange to deliver a Statutory Prospectus in place of a Summary Prospectus.  In order to comply with Rule 498(e)(1), the Fund shall continue to maintain its website in compliance with the requirements of this Agreement and Rule 498 for a minimum of 90 days after the termination of any such notice period.

10.	The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Schedule C as applicable.

11.
The parties agree that the Company is not required to distribute Summary Prospectuses to its Contract owners, but rather use of the Summary Prospectus will be at the discretion of the Company.  The Company agrees that it will give the Adviser and the Fund sufficient notice of its intended use of the Summary Prospectuses or the Statutory Prospectus.

Security Benefit Life Insurance Company	EXHIBIT A	December 23, 2011

Fund	Share	CUSIP	Ticker	FFS*	12b-1	SSF**	Total
	Class	Number		(bps)	(bps)	(bps)	Payout
							(bps)
Equity Funds
Aggressive Growth Stock Fund	A	76628R201	SAGAX	30	25	0	55
Aggressive Growth Stock Fund	I	76628R102	SCATX	30	0	0	430

Emerging Growth Stock Fund	A	76628R805	SCEAX	30	25	0	55
Emerging Growth Stock Fund	I	76628R706	SEGTX	30	0	0	30

International Equity Fund	A	76628R839	SCIIX	30	25	0	55
International Equity Fund	I	76628R847	STITX	30	0	0	30

International Equity Index Fund	A	76628R797	SIIIX	0	25	15	40
International Equity Index Fund	I	76628R813	SIEIX	0	0	15	15

Large Cap Core Growth Stock Fund	A	76628R763	CFVIX	30	25	0	55
Large Cap Core Growth Stock Fund	C	76628R755	CVIBX	0	100	0	100
Large Cap Core Growth Stock Fund	I	76628R771	CRVAX	30	0	0	30

Large Cap Growth Stock Fund	A	76628R730	STCIX	30	25	0	55
Large Cap Growth Stock Fund	C	76628R722	STCFX	0	100	0	100
Large Cap Growth Stock Fund	I	76628R748	STCAX	30	0	0	30

Large Cap Value Equity Fund	A	76628R664	SVIIX	30	25	0	55
Large Cap Value Equity Fund	C	76628R656	SVIFX	0	100	0	100
Large Cap Value Equity Fund	I	76628R672	STVTX	30	0	0	30

Mid Cap Value Equity Fund	A	76628R599	SAMVX	30	25	0	55
Mid Cap Value Equity Fund	C	76628R581	SMVFX	0	100	0	100
Mid Cap Value Equity Fund	I	76628R615	SMVTX	30	0	0	30

Select Large Cap Growth Stock Fund	A	76628R532	SXSAX	30	25	0	55
Select Large Cap Growth Stock Fund	C	76628R524	STTFX	0	100	0	100
Select Large Cap Growth Stock Fund	I	76628R540	STTAX	30	0	0	30

Small Cap Growth Stock Fund	A	76628R490	SCGIX	30	25	0	55
Small Cap Growth Stock Fund	C	76628R482	SSCFX	0	100	0	100
Small Cap Growth Stock Fund	I	76628R516	SSCTX	30	0	0	30

Small Cap Value Equity Fund	A	76628R466	SASVX	30	25	0	55
Small Cap Value Equity Fund	C	76628R458	STCEX	0	100	0	100
Small Cap Value Equity Fund	I	76628R474	SCETX	30	0	0	30

*FFS = Fee For Service
**SSF = Shareholder Services Fee

Security Benefit Life Insurance Company	EXHIBIT A	December 23, 2011

Fund	Share	CUSIP	Ticker	FFS*	12b-1	SSF**	Total
	Class	Number		(bps)	(bps)	(bps)	Payout
(bps)
Fixed Income Funds
Core Bond Fund	A	76628T868	STGIX	0	25	15	40
Core Bond Fund	I	76628T876	STIGX	0	0	15	15
Core Bond Fund	R	76628T850	SCIGX	0	50	25	75

Corporate Bond Fund	A	76628T538	SAINX	0	25	15	40
Corporate Bond Fund	C	76628T520	STIFX	0	100	0	100
Corporate Bond Fund	I	76628T546	STICX	0	0	15	15

Georgia Tax-Exempt Bond Fund	A	76628R128	SGTEX	10	25	0	35
Georgia Tax-Exempt Bond Fund	I	76628R136	SGATX	10	0	0	10

High Grade Municipal Bond Fund	A	76628T207	SFLTX	10	25	0	35
High Grade Municipal Bond Fund	I	76628T108	SCFTX	10	0	0	10

High Income Fund	A	76628T504	SAHIX	15	25	0	40
High Income Fund	I	76628T405	STHTX	15	0	0	15
High Income Fund	R	76628T603	STHIX	0	50	25	75

Intermediate Bond Fund	A	76628T801	IBASX	0	25	15	40
Intermediate Bond Fund	I	76628T702	SAMIX	0	0	15	15
Intermediate Bond Fund	R	76628T884	IBLSX	0	50	25	75

Investment Grade Tax-Exempt Bond Fund	A	76628T835	SISIX	0	25	15	40
Investment Grade Tax-Exempt Bond Fund	I	76628T843	STTBX	0	0	15	15

Limited-Term Federal Mortgage Securities Fund	A	76628T769	SLTMX	0	15	15	30
Limited-Term Federal Mortgage Securities Fund	C	76628T751	SCLFX	0	100	0	100
Limited-Term Federal Mortgage Securities Fund	I	76628T777	SLMTX	0	0	15	15

Maryland Municipal Bond Fund	A	76628T736	SMMAX	10	25	0	35
Maryland Municipal Bond Fund	I	76628T744	CMDTX	10	0	0	10

North Carolina Tax-Exempt Bond Fund	A	76628T694	SNCIX	10	25	0	35
North Carolina Tax-Exempt Bond Fund	I	76628T710	CNCFX	10	0	0	10

Seix Floating Rate High Income Fund	A	76628T660	SFRAX	0	25	15	40
Seix Floating Rate High Income Fund	C	76628T652	SFRCX	0	100	0	100
Seix Floating Rate High Income Fund	I	76628T678	SAMBX	0	0	15	15

Seix High Yield Fund	A	76628T637	HYPSX	0	25	15	40
Seix High Yield Fund	I	76628T645	SAMHX	0	0	15	15
Seix High Yield Fund	R	76628T629	HYLSX	0	50	25	75

*FFS = Fee For Service
**SSF = Shareholder Services Fee

Fund	Share	CUSIP	Ticker	FFS*	12b-1	SSF**	Total
	Class	Number		(bps)	(bps)	(bps)	Payout
(bps)
Fixed Income Funds, Continued
Short-Term Bond Fund	A	76628T595	STSBX	0	15	15	30
Short-Term Bond Fund	C	76628T587	SCBSX	0	100	0	100
Short-Term Bond Fund	I	76628T611	SSBTX	0	0	15	15

Short-Term U.S. Treasury Securities Fund	A	76628T561	STSFX	0	15	15	30
Short-Term U.S. Treasury Securities Fund	C	76628T553	SSUSX	0	100	0	100
Short-Term U.S. Treasury Securities Fund	I	76628T579	SUSTX	0	0	15	15

Total Return Bond Fund	A	76628T496	CBPSX	0	14	15	29
Total Return Bond Fund	I	76628T512	SAMFX	0	0	15	15
Total Return Bond Fund	R	76628T488	SCBLX	0	50	25	75

U.S. Government Securities Fund	A	76628T454	SCUSX	0	25	15	40
U.S. Government Securities Fund	C	76628T447	SGUSX	0	100	0	100
U.S. Government Securities Fund	I	76628T462	SUGTX	0	0	15	15

U.S. Government Securities Ultra-Short Bond Fund	I	76628T439	SIGVX	0	0	15	15

Ultra-Short Bond Fund	I	76628T470	SISSX	0	0	15	15

Virginia Intermediate Municipal Bond Fund	A	76628T413	CVIAX	10	25	0	35
Virginia Intermediate Municipal Bond Fund	I	76628T421	CRVTX	10	0	0	10

Allocation Strategy Funds
Aggressive Growth Allocation Strategy	A	76628R391	SLAAX	15	25	0	40
Aggressive Growth Allocation Strategy	C	76628R375	CLVLX	0	100	0	100
Aggressive Growth Allocation Strategy	I	76628R417	CVMGX	15	0	0	15

Conservative Allocation Strategy	A	76628R359	SVCAX	15	25	0	40
Conservative Allocation Strategy	C	76628R334	SCCLX	0	100	0	100
Conservative Allocation Strategy	I	76628R367	SCCTX	15	0	0	15

Growth Allocation Strategy	A	76628R318	SGIAX	15	25	0	40
Growth Allocation Strategy	C	76628R284	SGILX	0	100	0	100
Growth Allocation Strategy	I	76628R326	CLVGX	15	0	0	15

Moderate Allocation Strategy	A	76628R268	SVMAX	15	25	0	40
Moderate Allocation Strategy	C	76628R243	SVGLX	0	100	0	100
Moderate Allocation Strategy	I	76628R276	CLVBX	15	0	0	15

*FFS = Fee For Service
**SSF = Shareholder Services Fee

Amendment Number 1 to Participation Agreement

Among

Security Benefit Life Insurance Company

and

RidgeWorth Funds and RidgeWorth Capital Management, Inc.

This Agreement, dated May 29, 2012 hereby amends the Participation Agreement dated as of the 23d day of December, 2011 by and among the parties listed herein above by replacing Exhibit “A” of the December 23, 2011 Agreement in its entirety with attached Exhibit “A;” with all other terms of the December 23, 2011 Agreement remaining in full force and effect.

In Witness Whereof, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

Security Benefit Life Insurance Company		RidgeWorth Funds
By:	DOUGLAS G. WOLFF	By:	JOSEPH M. O’DONNELL
Douglas G. Wolff		Joseph M. O’Donnell
Print Name		Print Name
President		Executive Vice President & CCO
Title		Title
June 6, 2012		May 29, 2012
Date		Date
RidgeWorth Capital Management, Inc.
By:	JOSEPH M. O’DONNELL
Joseph M. O’Donnell
Print Name
Managing Director
Title
May 29, 2012
Date

Security Benefit Life Insurance Company	EXHIBIT A	Amended as of May 29, 2012

Fund	Share	CUSIP	Ticker	FFS*	12b-1	SSF**	Total
	Class	Number		(bps)	(bps)	(bps)	Payout
							(bps)
Equity Funds
Aggressive Growth Stock Fund	A	76628R201	SAGAX	40	25	0	65
Aggressive Growth Stock Fund	I	76628R102	SCATX	40	0	0	40

International Equity Fund	A	76628R839	SCIIX	40	25	0	65
International Equity Fund	I	76628R847	STITX	40	0	0	40

International Equity Index Fund	A	76628R797	SIIIX	0	25	15	40
International Equity Index Fund	I	76628R813	SIEIX	0	0	15	15

Large Cap Core Growth Stock Fund	A	76628R763	CFVIX	40	25	0	65
Large Cap Core Growth Stock Fund	C	76628R755	CVIBX	0	100	0	100
Large Cap Core Growth Stock Fund	I	76628R771	CRVAX	40	0	0	40

Large Cap Growth Stock Fund	A	76628R730	STCIX	40	25	0	65
Large Cap Growth Stock Fund	C	76628R722	STCFX	0	100	0	100
Large Cap Growth Stock Fund	I	76628R748	STCAX	40	0	0	40

Large Cap Value Equity Fund	A	76628R664	SVIIX	40	25	0	65
Large Cap Value Equity Fund	C	76628R656	SVIFX	0	100	0	100
Large Cap Value Equity Fund	I	76628R672	STVTX	40	0	0	40

Mid Cap Value Equity Fund	A	76628R599	SAMVX	40	25	0	65
Mid Cap Value Equity Fund	C	76628R581	SMVFX	0	100	0	100
Mid Cap Value Equity Fund	I	76628R615	SMVTX	40	0	0	40

Select Large Cap Growth Stock Fund	A	76628R532	SXSAX	40	25	0	65
Select Large Cap Growth Stock Fund	C	76628R524	STTFX	0	100	0	100
Select Large Cap Growth Stock Fund	I	76628R540	STTAX	40	0	0	40

Small Cap Growth Stock Fund	A	76628R490	SCGIX	40	25	0	65
Small Cap Growth Stock Fund	C	76628R482	SSCFX	0	100	0	100
Small Cap Growth Stock Fund	I	76628R516	SSCTX	40	0	0	40

Small Cap Value Equity Fund	A	76628R466	SASVX	40	25	0	65
Small Cap Value Equity Fund	C	76628R458	STCEX	0	100	0	100
Small Cap Value Equity Fund	I	76628R474	SCETX	40	0	0	40

*FFS = Fee For Service **SSF = Shareholder Services Fee	Page 1 of 3 pages.

Security Benefit Life Insurance Company	EXHIBIT A	Amended as of May 29, 2012

Fund	Share	CUSIP	Ticker	FFS*	12b-1	SSF**	Total
	Class	Number		(bps)	(bps)	(bps)	Payout
(bps)
Fixed Income Funds
Core Bond Fund	A	76628T868	STGIX	0	25	15	40
Core Bond Fund	I	76628T876	STIGX	0	0	15	15
Core Bond Fund	R	76628T850	SCIGX	0	50	25	75

Corporate Bond Fund	A	76628T538	SAINX	0	25	15	40
Corporate Bond Fund	C	76628T520	STIFX	0	100	0	100
Corporate Bond Fund	I	76628T546	STICX	0	0	15	15

Georgia Tax-Exempt Bond Fund	A	76628R128	SGTEX	10	25	0	35
Georgia Tax-Exempt Bond Fund	I	76628R136	SGATX	10	0	0	10

High Grade Municipal Bond Fund	A	76628T207	SFLTX	10	25	0	35
High Grade Municipal Bond Fund	I	76628T108	SCFTX	10	0	0	10

High Income Fund	A	76628T504	SAHIX	15	25	0	40
High Income Fund	I	76628T405	STHTX	15	0	0	15
High Income Fund	R	76628T603	STHIX	0	50	25	75

Intermediate Bond Fund	A	76628T801	IBASX	0	25	15	40
Intermediate Bond Fund	I	76628T702	SAMIX	0	0	15	15
Intermediate Bond Fund	R	76628T884	IBLSX	0	50	25	75

Investment Grade Tax-Exempt Bond Fund	A	76628T835	SISIX	0	25	15	40
Investment Grade Tax-Exempt Bond Fund	I	76628T843	STTBX	0	0	15	15

Limited-Term Federal Mortgage Securities Fund	A	76628T769	SLTMX	0	15	15	30
Limited-Term Federal Mortgage Securities Fund	C	76628T751	SCLFX	0	100	0	100
Limited-Term Federal Mortgage Securities Fund	I	76628T777	SLMTX	0	0	15	15

Maryland Municipal Bond Fund	A	76628T736	SMMAX	10	25	0	35
Maryland Municipal Bond Fund	I	76628T744	CMDTX	10	0	0	10

North Carolina Tax-Exempt Bond Fund	A	76628T694	SNCIX	10	25	0	35
North Carolina Tax-Exempt Bond Fund	I	76628T710	CNCFX	10	0	0	10

Seix Floating Rate High Income Fund	A	76628T660	SFRAX	0	25	15	40
Seix Floating Rate High Income Fund	C	76628T652	SFRCX	0	100	0	100
Seix Floating Rate High Income Fund	I	76628T678	SAMBX	0	0	15	15

Seix High Yield Fund	A	76628T637	HYPSX	0	25	15	40
Seix High Yield Fund	I	76628T645	SAMHX	0	0	15	15
Seix High Yield Fund	R	76628T629	HYLSX	0	50	25	75

*FFS = Fee For Service **SSF = Shareholder Services Fee	Page 2 of 3 pages.

Security Benefit Life Insurance Company	EXHIBIT A	Amended as of May 29, 2012

Fund	Share	CUSIP	Ticker	FFS*	12b-1	SSF**	Total
	Class	Number		(bps)	(bps)	(bps)	Payout
(bps)
Fixed Income Funds, Continued
Short-Term Bond Fund	A	76628T595	STSBX	0	15	15	30
Short-Term Bond Fund	C	76628T587	SCBSX	0	100	0	100
Short-Term Bond Fund	I	76628T611	SSBTX	0	0	15	15

Short-Term Municipal Bond Fund	A	76628T736	SMMAX	10	25	0	35
Short-Term Municipal Bond Fund	I	76628T744	CMDTX	10	0	0	10

Short-Term U.S. Treasury Securities Fund	A	76628T561	STSFX	0	15	15	30
Short-Term U.S. Treasury Securities Fund	C	76628T553	SSUSX	0	50	0	50
Short-Term U.S. Treasury Securities Fund	I	76628T579	SUSTX	0	0	15	15

Total Return Bond Fund	A	76628T496	CBPSX	0	15	15	30
Total Return Bond Fund	I	76628T512	SAMFX	0	0	15	15
Total Return Bond Fund	R	76628T488	SCBLX	0	50	25	75

U.S. Government Securities Fund	A	76628T454	SCUSX	0	25	15	40
U.S. Government Securities Fund	C	76628T447	SGUSX	0	100	0	100
U.S. Government Securities Fund	I	76628T462	SUGTX	0	0	15	15

U.S. Government Securities Ultra-Short Bond Fund	I	76628T439	SIGVX	0	0	15	15

Ultra-Short Bond Fund	I	76628T470	SISSX	0	0	15	15

Virginia Intermediate Municipal Bond Fund	A	76628T413	CVIAX	10	25	0	35
Virginia Intermediate Municipal Bond Fund	I	76628T421	CRVTX	10	0	0	10

Allocation Strategy Funds
Aggressive Growth Allocation Strategy	A	76628R391	SLAAX	15	25	0	40
Aggressive Growth Allocation Strategy	C	76628R375	CLVLX	0	100	0	100
Aggressive Growth Allocation Strategy	I	76628R417	CVMGX	15	0	0	15

Conservative Allocation Strategy	A	76628R359	SVCAX	15	25	0	40
Conservative Allocation Strategy	C	76628R334	SCCLX	0	100	0	100
Conservative Allocation Strategy	I	76628R367	SCCTX	15	0	0	15

Growth Allocation Strategy	A	76628R318	SGIAX	15	25	0	40
Growth Allocation Strategy	C	76628R284	SGILX	0	100	0	100
Growth Allocation Strategy	I	76628R326	CLVGX	15	0	0	15

Moderate Allocation Strategy	A	76628R268	SVMAX	15	25	0	40
Moderate Allocation Strategy	C	76628R243	SVGLX	0	100	0	100
Moderate Allocation Strategy	I	76628R276	CLVBX	15	0	0	15

*FFS = Fee For Service **SSF = Shareholder Services Fee	Page 3 of 3 pages.